Supplement dated March 17, 2006 to the following Prospectuses dated
                   April 29, 2005 amended as of Oct. 3, 2005:
       RiverSource FlexChoice(SM) Select Variable Annuity 45307 D (10/05)
       RiverSource Innovations Select(SM) Variable Annuity 45304 D (10/05)
        RiverSource Signature Select(SM) Variable Annuity 45300 D (10/05)
      RiverSource Signature One Select(SM) Variable Annuity 45301 D (10/05)

At a regular meeting of the RiverSource(SM) Variable Portfolio Funds' shareholders held on Feb. 15, 2006, the merger of the RiverSource Variable Portfolio - New Dimensions Fund(R) into the RiverSource Variable Portfolio - Large Cap Equity Fund was approved. The merger is expected to take place on March 17, 2006. Upon the merger, the RiverSource Variable Portfolio - New Dimensions Fund(R) is no longer available as an investment option under these contracts.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR THE PRODUCT

45307-5 A (3/06)
*Valid until next prospectus update.
Destroy May 1, 2006